New Hope For Serious Infections Leerink Partners Rare Disease & Immuno-Oncology Conference Lotte New York Palace New York, NY September 28, 2016 186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 Exhibit 99.1

Forward-Looking Statements These slides and the accompanying oral presentation (the “Presentation”) contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding the effectiveness, safety, long-acting nature, anticipated human dosing, potential to treat infections and other attributes of CD101 IV and CD101 topical, as well as the incidence of fungal infections (and related potential market sizes) and the effectiveness and treatment protocols for competitive therapies. Statements regarding the effectiveness, safety, potential to treat infections and other attributes of and plans for CD201, as well as the intended design of current and future Cloudbreak compounds, are also forward-looking. Risks that contribute to the uncertain nature of the forward-looking statements include: the success and timing of Cidara’s preclinical studies, clinical trials and other research and development activities; regulatory developments in the United States and foreign countries; changes in Cidara’s plans to develop and commercialize its product candidates; Cidara’s ability to obtain additional financing; Cidara’s ability to obtain and maintain intellectual property protection for its product candidates; and the loss of key scientific or management personnel. These and other risks and uncertainties are described more fully in Cidara’s Form 10-K and Form 10-Q, each as most recently filed with the United States Securities and Exchange Commission (SEC), under the heading “Risk Factors.” All forward-looking statements contained in the Presentation speak only as of the date on which they were made. Cidara undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Two platforms, multiple programs 186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 CD101 prophylaxis & other CD101 topical for VVC, Phase 2 CD101 IV for candidemia, Phase 2 CD101 IV for candidemia, Phase 2 CD101 topical for VVC, Phase 2 CD101 prophylaxis & other CD101 Echinocandin Antifungal Expanding to antiviral In-vivo proof of concept: antifungal Development candidate: antibacterial In-vivo proof of concept, antifungal In-vivo proof of concept, antibacterial Expanding to antiviral Volker Brinkmann, Wikimedia.org Cloudbreak™ Immunotherapy

U.S. 12-Week Mortality per Annum by Species Fungal infections: high mortality 186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 Rare Fungi Cryptococcus Aspergillus Candida 2,500 4,500 22,500 67,500 97,000 deaths per year

Echinocandins: first line therapy for candidemia DRUG PROFILE First line treatment for Candida Safe and well tolerated Superior to azoles BUT CONSTRAINED Once daily IV Low exposure – suboptimal dosing Growing resistance USD Billions 4.2 0.5 1.1 2.6 Polyenes Echinocandins Azoles

CD101 opportunity: expand echinocandin market ACCESS ENTIRE >$4 BILLION MARKET Inpatient & outpatient Treatment & prophylaxis Penetrate azole class Expand indications 4.2 0.5 1.1 2.6 Polyenes Echinocandins Azoles ~2x USD Billions

CD101 – a differentiated echinocandin 186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 ICAAC 2015 Prolongs PK Allows high exposures Eliminates toxic degradation products Enables multiple formulations once weekly dosing treats less susceptible pathogens improved safety & dose range systemic and topical Structural modification yields improved chemical & biological properties

CD101 IV: streamlined development plan 186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 PK and safety in healthy volunteers Double-blind vs. echinocandin in candidemia Phase I Phase 2 Non-inferiority vs. echinocandin in candidemia IND I II III Phase 3 + invasive candidiasis

AUC ~2.5x greater AUC ~1.6x higher Once weekly high exposure dosing CD101 IV Phase I PK Cmax 3x higher Anidulafungin 100mg x 7 400mg x 1 200mg x 1

No serious AEs No withdrawals due to AEs Summary - CD101 IV Phase 1 SAD/MAD Studies PK was dose-proportional and supports once weekly dosing No clinically significant laboratory abnormalities in any CD101 subject Adverse Events (AEs) similar between CD101 and placebo CD101 IV is safe and well-tolerated up to 400mg

Phase 2: first of two studies for approval

STRIVE



Mycological response
Mycological & Clinical response 1° END POINT
Mycological & Clinical response
CD101 IV
400/400/(400)mg
n=30
Dosing day
1 7 14 21 28
1 5 8 14 15 (optional) 28 35
CD101 IV
400/200/(200)mg
n=30
Dosing day
1 7 14 21 28
1 5 8 14 15 (optional) 28 35
Caspofungin IV
70/50/(50)mg
n=30
1 7 14 21 28
1 2 15 (optional) 28 35
5 14
70mg
50mg daily→

VVC/RVVC has widespread impact 186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 OTC Topical 75% have VVC in their lifetime US: 4-5M suffer RVVC Rx Topical or Oral US: 4.4M visits per year

Existing therapies have significant limitations 186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 30-40% women fail acute treatment 50% relapse in RVVC No coverage of non-albicans Candida Increased risk of miscarriage (flucon) CONFIDENTIAL CDC guidelines recommend only using topical antifungals to treat pregnant women with VVC, including for longer periods than usual if these infections persist or recur

Phase 2 VVC Study Design DAYS CD101 3% Gel CD101 6% Ointment Fluconazole 150mg 1 2 Dosing day 1 1 1 7 14 21 28 1 7 14 21 28 1 7 14 21 28 Efficacy 7 14 28 n=50 n=50 n=25 Objectives Safety/tolerability of CD101 Gel/Ointment Efficacy of CD101 Gel vs. CD101 Ointment vs. Fluconazole on Days 7, 14, 28 Mycological & Clinical response at days 7, 14 & 28

CD101 Topical development plan Dose-ranging safety & efficacy in VVC patients Phase 2 Phase 3 Superiority in acute VVC 186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 IND I II III Phase 3 Superiority in RVVC

Cloudbreak: antimicrobial immunotherapy Physically connects the immune system with the pathogen Vaccine Primes the immune system Therapeutic Targets the pathogen The strengths of both systems Cloudbreak™ 186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170

Cloudbreak: inspired by cancer immunotherapy Binds conserved cell surface target EFFECTOR MOIETY Engages innate or adaptive immune system TARGETING MOIETY Small & Large Molecule Microbe Cell 186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 TM EM

Return to pre-antibiotic era for Gram negative infections

- Company
- **Significance**
- Innovation
- Summary

2015	2016		
Q4	Q1	Q2	Q3
First report of transmissible colistin resistance gene	Mcr-1 resistance plasmid found in carbapenem-resistant *Enterobacteriaceae* Mcr-1 found in CRE + NDM-9 *E. coli* *mcr-1* gene found in at least 19 countries	MDR *E. coli* harboring *mcr-1* and $bla_{CTX\text{-}M}$ genes detected – first case in US Second US case reported in June	

Sources:
Liu YY et al. Lancet Infect Dis. 2016 Feb;16(2):161-8.
Du H Lancet Infect Dis. 2016 Jan 29. Yao X et al. Lancet Infect Dis. 2016 Jan 29, Bloomberg.
AAC 2016 May 26 online; doi:10.1128/AAC.01103-16

Cloudbreak™ antibacterial dual mechanism Direct kill: novel TM tightly binds Gram-negative pathogens to kill bacteria 1

Cloudbreak™ antibacterial dual mechanism Direct kill: novel TM tightly binds Gram-negative pathogens to kill bacteria Immunomodulatory: EM recruits and initiates an immune system response 1 2

CD201 has intrinsic antibacterial activity MIC90 against COL-susceptible KAPE pathogens (n=20/species) = 2-4 µg/mL MICs against MDR (aminoglycoside, CRE, COL incl. mcr-1) strains = 2-8 µg/mL CD201 has lower spontaneous mutation freq than COL at 2X MIC (<1.5E-09 vs 2.4E-09) Mutants do not show heritable resistance MIC (µg/mL) E. coli BW25113 E. coli BW25113 (mcr-1) A. baum (CRE, ColR) E. coli BAA-2469 (CRE) P. aerug PAO1 K. pneumo 10031 A. baum 8537 MERO 0.06 0.06 >8 32 128 0.5 128 COL 0.25 4 >32 0.5 1 0.5 128 CD201 2 2 2 2 2 2 2 TM EM

CD201 efficacy: mouse E. coli septicemia model 186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 Mean log10 CFUs/g kidneys P<0.01 LOD 0 1 2 3 4 5 6 7 8 Vehicle + rAb Colistin 1 mpk CD201 3 mpk CD201 3 mpk + rAb

CD201 safety: 5 day rat toxicology study 186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 CD201 showed no significant histological changes in kidney or liver colistin showed mild to moderate proximal tubule degeneration Unlike colistin, CD201 does not substantially raise urinary albumin Control CD201 25 mpk/d colistin 25 mpk/d

Cidara’s development pipeline CD101 Cloudbreak™ IV Topical Antibacterial Antifungal Antiviral Discovery in vitro in vivo IND Enabling Phase 1 Phase 2

Financial Information 186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 Summary Information At 6/30/2016 Cash, cash equivalents and marketable securities $87.1 million Shares issued 14.0 million Fully-diluted shares1 16.1 million 1 Includes 2.1 million outstanding stock options; excludes an aggregate of 2.1 million shares reserved for issuance under option plan and ESPP

2016 Milestones 186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 Program Next Milestone Expected Timing CD101 Topical Phase 2 start Mid 2016 ✓ CD101 IV Phase 2 Start Mid 2016 ✓ Cloudbreak Platform Development candidate Q4 2016 ✓

New Hope For Serious Infections Leerink Partners Rare Disease & Immuno-Oncology Conference Lotte New York Palace New York, NY September 28, 2016 186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170